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                                                                   EXHIBIT 10.12

                             VIASYSTEMS GROUP, INC.
                             STOCK OPTION AGREEMENT


         THIS AGREEMENT (the "Agreement") is made and entered into between Viasystems Group, Inc., a Delaware corporation ("Corporation"), and the undersigned (the "Holder") in connection with the grant of an Option (hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, the Holder is a director of the Corporation and the Corporation desires to grant the Holder an Option to purchase shares of Stock of the Corporation as consideration of Holder serving as director and Holder desires to accept the Option based upon all of the terms, conditions and covenants, including but not limited to, Holder agreeing to confidentiality, non-competition and non-solicitation of employees of the Corporation.

         NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the agreement between the Corporation and the Holder:

         1. DEFINITIONS. For purpose of this Agreement, the following terms shall have the meanings specified below:


         1.1 "Board of Directors" shall mean the board of directors of the Corporation.

         1.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.3 "Confidential Information" shall mean information disclosed to or known by the Holder as a direct or indirect consequence of or through the employment about the Corporation or its respective businesses, products and practices. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is
(i) available to the public from a source other than Holder, (ii) released in writing by the Corporation to the public or intentionally to persons who are not under a similar obligation of confidentiality to the Corporation and who are not parties to this Agreement or a similar agreement, (iii) obtained by Holder from a third party not under a similar obligation of confidentiality to the Corporation, (iv) required to be disclosed by any court process or any government or agency or department of any government, or (v) the subject of a written waiver executed by the Corporation for the benefit of Holder.

         1.4 "Director" shall mean being an elected and duly qualified member of the Board of Directors.

         1.5 "Disability" shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Corporation who are regularly employed on a salaried basis. The determination of a Holder's Disability, and the date of its commencement, shall be determined in good faith solely by the Committee.

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         1.6     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.7 "Fair Market Value" shall mean, if the Stock is traded on one or more established markets or exchanges, the mean of the opening and closing prices of the Stock in the primary market or exchange on which the Stock is traded, and if the Stock is not so traded or the Stock does not trade on the relevant date, the value determined in good faith by the Board of Directors.

         1.8 "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.9 "Stock" shall mean the Corporation's authorized par value $0.01 per share Common Stock together with any other securities with respect to which Options granted hereunder may become exercisable.

         2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, the Corporation grants to the Holder an Option (the "Option") to purchase from the Corporation at a price per share (the "Exercise Price") for the number of shares of Stock (the "Option Shares") as both are set out on the final page hereof subject to adjustments as provided in Paragraph 9 hereof.

         3. NOTICE OF EXERCISE. This Option may be exercised in accordance with Paragraph 8, to purchase all or a portion of the applicable number of Option Shares exercisable by written notice to the Corporation as provided in Paragraph 11, which notice shall:

         (a) specify the number of shares of Stock to be purchased at the Exercise Price;

         (b) if the person exercising this Option is not the named Holder, contain or be accompanied by evidence satisfactory to the Committee of such person's right to exercise this Option; and

         (c) be accompanied by (i) payment in full of the Exercise Price in the form of a certified or cashier's check payable to the order of the Corporation, (ii) with the Board of Director's approval, a promissory note for the full Exercise Price, (iii) with the Board of Director's approval, payment in the form of shares of Stock owned by the Holder which are of at least equal value to the aggregate exercise price payable in connection with such exercise,
(iv) with the Board of Director's approval, a share or shares of Stock owned by the Holder and/or surrendered for actual or deemed multiple exchanges of shares of Option Shares, or (v) with the Board of Director's approval, a combination of any of (i) - (iv). The Committee may grant or withhold its approval under any or all of the foregoing in its sole and absolute discretion.

          4. INVESTMENT LETTER. Unless there is in effect a registration statement under the Securities Act, with respect to the issuance of the Option Shares (and, if required, there is available for delivery of a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), the Holder (or, in the event of his death, the person exercising the Option) shall, as a condition to his right to exercise the Option, deliver to the Corporation an agreement or certificate containing such representations, warranties, and covenants as the Corporation may deem necessary or appropriate to ensure that the issuance of shares of Stock pursuant to such exercise is not required to be





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registered under the Securities Act or any applicable state securities law.  It is understood and agreed that under no circumstance shall the Corporation be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of the Option or to issue any Stock in violation of the Securities Act or any applicable state securities law.

          5.     TRANSFER AND EXERCISE OF OPTION EXCEPT AS PERMITTED BY SECTION
17. The Option is not transferable by the Holder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Holder's lifetime, only by the Holder. The Option may not be assigned, transferred (except by will or the laws of descent and distribution and as provided by Section 17), pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option, contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

          6. STATUS OF HOLDER. The Holder shall not be deemed a stockholder of the Corporation with respect to any of the shares of Stock subject to this Option, except to the extent that such shares shall have been purchased and issued. The Corporation shall not be required to issue or transfer any certificates for shares of Stock purchased upon exercise of this Option until there is compliance with all applicable requirements of law and this Agreement. This Agreement is not a contract of employment and the terms of the Holder's employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Corporation to continue the Holder's employment.

          7. NO EFFECT ON CAPITAL STRUCTURE. This Option shall not affect the right of the Corporation to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize and, by acceptance of this Agreement, Holder agrees that Holder has no standing before any court to object to or contest any such action.

          8. CONDITIONS AND SCHEDULE FOR EXERCISE. Except as otherwise provided herein, all options shall expire no later than nine (9) years from the date of this Agreement. Subject to the provisions of Paragraph 9, Holder shall be entitled to exercise the options granted herein at any time hereafter.

         All other provisions of this Agreement to the contrary notwithstanding, in the event of the termination of Holder as a director of the Corporation (other than as a result of Holder's death or Disability, or in the event of termination of Holder's employment without good cause (as defined in the Plan) or upon retirement (with the Corporation's prior written consent)), all rights under this Agreement and the Option shall terminate and shall thereupon be null and void effective upon such termination; provided however, any shares of Stock obtained through exercise prior to such effective date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder.





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         In the event of the termination of Holder's position as a director with the Corporation as a result of Holder's death or Disability, or in the event of the termination of Holder's position as a Director without good cause or upon retirement (with the Corporation's prior written consent), all rights under this Agreement and the Option shall terminate and shall be null and void effective thirty (30) days after such termination (during such thirty (30) day period, Holder shall have the right to exercise Holder's Option with respect to all or any part of the shares of Stock which such Holder was entitled to purchase immediately prior to the time of such termination); provided however any shares of Stock obtained through exercise prior to such effective date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder.

          9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER, ETC. AND ACCELERATION OF EXERCISABILITY. In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock divided, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Corporation (collectively, a "Reorganization"), the Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Stock are changed into a greater or lesser number of shares of Stock, the number and/or kind of shares and/or, interests subject to an Option and the Exercise Price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.

         All of the provisions of this paragraph to the contrary not withstanding, the Corporation shall have the right to grant stock appreciation right agreements to others and/or issue additional stock options, if such options are to others out of authorized but unissued shares, even though the result of such stock appreciation right agreements and/or stock options dilute either the percentage of ownership of the Holder or the value per share of any stock or Option herein granted and, in any such event, Holder's rights hereunder shall not be increased in any way.

         10. INTERPRETATION AUTHORITY. Any question concerning the interpretation of this Agreement, any adjustments required to be made under Paragraph 9 of this Agreement, and any controversy which may arise under this Agreement and/or any paragraph thereof shall be finally determined by the Board of Directors in its sole and absolute discretion.

         11. NOTICE. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered, sent by mail or sent by overnight courier. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid or next business day after it is sent by overnight courier in each case, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or Holder may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance herewith, the Corporation and the Holder specify their respective addresses as set forth below the signature lines on the last page hereof.





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         12.     TAX WITHHOLDING.  By acceptance hereof, Holder hereby (i)
agrees to reimburse the Corporation by which Holder is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such Corporation in respect of Holder's exercise of all or a portion of the Option; (ii) authorizes the Corporation by which the Holder is employed to withhold from any cash compensation paid to the Holder or in the Holder's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Corporation by which the Holder is employed, in respect of the Holder's exercise of all or a portion of the Option; and (iii) agrees that the Corporation may, in its discretion, hold the stock certificate to which the Corporation is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a fair market value on the date of exercise which is equal (in the judgment of such corporation) to the amount to be withheld.

         13. CONFIDENTIAL INFORMATION. As partial consideration of the granting of this Option, the Holder agrees that during Holder's employment with the Corporation or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Holder will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Corporation, in any manner whatsoever, any Confidential Information of the Corporation or any direct or indirect subsidiary or parent of the Corporation without the prior written consent of the Chairman of the Board of the Corporation.

         14. AGREEMENT NOT TO SOLICIT EMPLOYEES. Holder agrees that, for a period of two (2) years following the termination of Holder's employment by the Corporation, Holder shall not, for Holder or on behalf of any business engaged in a business competitive with the Corporation, solicit or induce, or in any manner attempt to solicit or induce, any person employed by, or any agent of the Corporation to terminate employment or agency, as the case may be, with the Corporation.

         15. SUCCESSORS. Except as otherwise provided herein, this Agreement is binding on and enforceable by the heirs, successors, and assigns of the parties.

         16. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, except to the extent that Delaware Law is preempted by Federal Law.

         17. LIMITATION ON ASSIGNMENT. The rights granted hereunder are personal to the Holder and are not assignable, except that for the limited purpose of estate planning, the options granted hereunder may be assigned by the Holder to his spouse or to any living lineal descendants, either directly or through a trust and any such permitted assignment shall be subject to all limitations, terms and conditions hereof as if such assignment had not been made. Other than such an assignment, no assignment of the Options by Holder is permitted and any other attempted assignment shall be of no force and effect.





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         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed and the Holder has hereunto set Holder's hand as of the 4th day of February, 1997.

HOLDINGS:                        VIASYSTEMS GROUP, INC.



                                 By:
                                     -------------------------------------
                                     James N. Mills
                                     Chairman and Chief Executive Officer
                                     101 South Hanley
                                     St. Louis, Missouri 63105



HOLDER:
                                 -----------------------------------------
                                 Richard W. Vieser
                                 41 School Street
                                 Keene, New Hampshire  03431





Number of Option Shares subject to the grant in Paragraph 2 hereof is one hundred thousand (100,000) the Exercise Price is One Dollar and 00/100 ($1.00) per share.





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